Exhibit 99.2

GSBR-1290 Phase 1b MAD Results September 29, 2023

Attendees • Raymond Stevens, Ph.D., Chief Executive Officer • Mark Bach, M.D., Ph.D., Chief Medical Officer • Blai Coll, M.D., Ph.D., VP Clinical Development • Jun Yoon, Chief Financial Officer • Danielle Keatley, Investor Relations

Forward looking statements This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning the Company’s future plans and prospects, the clinical data from Structure’s Phase 1b MAD study for GSBR-1290, the clinical update from Structure’s Phase 2a study, for GSBR-1290 in patients with type 2 diabetes and obesity, any expectations regarding the safety, efficacy or tolerability of GSBR-1290 and other candidates under development, the ability of GSBR-1290 to treat type 2 diabetes, obesity or related indications, , the planned initiation and study design of Structure’s Phase 2b studies for GSBR-1290 in patients with type 2 diabetes and obesity and the timing thereof; the planned timing of the Company’s data results and continued development of GSBR-1290 and next generation combination GLP-1R candidates and expectations regarding an oral development candidate targeting GLP-1R. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company’s forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to the Company’s ability to advance GSBR-1290, LTSE-2578, ANPA-0073 and its other therapeutic candidates, obtain regulatory approval of and ultimately commercialize the Company’s therapeutic candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the impact of any global pandemics, inflation, supply chain issues, rising interest rates and future bank failures on the Company’s business, its ability to protect its intellectual property and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2023, Quarterly Report on Form 10-Q filed with the SEC on August 10, 2023, and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Agenda • Opening Remarks (Ray Stevens) • GSBR-1290 Phase 1b MAD Study Top Line Data (Blai Coll) • GSBR-1290 Program Update and Next Steps (Mark Bach) • Conclusion (Ray Stevens) • Q&A

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GLP-1-GLP-1R
GIP-GIPR
GCG-GCGR
Amylin-AMYR

- **GLP-1R GSBR-1290** Phase 2a
- **GLP-1R/GIPR GLP-1R/Amylin** Lead Optimization
- **GLP-1R/GCGR GLP-1R/GIPR/GCGR** Hit Identification

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Positive results from Phase 1b MAD study and program update • GSBR-1290 (Oral small molecule GLP-1R agonist) demonstrates once-a-day dosing • Topline data from Phase 1b MAD study (4 wk): - Significant weight reduction with once-a-day dosing at 28 days - Encouraging safety and tolerability profile with no adverse event-related discontinuations in Phase 1b multiple ascending dose study • Topline data from Phase 2a study (12 wk): - Type 2 diabetes cohort expected in latter half of fourth quarter 2023 - Obesity cohort expected with capsule to tablet PK/formulation study in 1H 2024 • Phase 2b studies in type 2 diabetes (~26 wk) and obesity (~36 wk) planned for initiation in 2H 2024

GSBR-1290 Phase 1b MAD Study Top Line Data (Blai Coll, M.D., Ph.D., VP Clinical Development)

GSBR-1290 Phase 1b MAD study design: Key eligibility criteria Cohort 1 n=8 (6:2) 5 mg 15 mg 30 mg 60 mg Follow up Cohort 3 n=8 (6:2) 0 1 2 3 4 5 weeks 10 mg 30 mg Follow up 0 1 2 3 4 5 weeks Cohort 2 n=8 (6:2) 10 mg 30 mg 60 mg 90 mg Follow up Healthy overweight/obese adult men and women BMI ≥27.0 and ≤40.0 kg/m Age ≥18 and ≤75 years 2 Primary Objectives Safety and Tolerability Secondary Objectives Efficacy – Clinical Activity • Adverse events and tolerability • Safety laboratory • Vital signs and ECG • Change in body weight

GSBR-1290 Phase 1b MAD study: Participant disposition GSBR-1290 Phase 1b MAD study Randomized (N=24) GSBR-1290 30 mg (N=6) GSBR-1290 60 mg (N=6) GSBR-1290 90mg (N=6) Placebo (N=6) Discontinue study drug due to AE 0 0 0 0 Dose down titrated or hold 0 0 0 0 Completed study 6 (100%) 6 (100%) 5 (83.3%)* 5 (83.3%)* No participants discontinued due to Adverse Events *One participant in 90 mg arm and one in placebo discontinued due to personal travel reasons

Mean (SD) Median GSBR-1290 30 mg (N=6) GSBR-1290 60 mg (N=6) GSBR-1290 90 mg (N=6) Placebo pooled (N=6) Age, years 49.7 (9.1) 54.5 41.5 (5.4) 43 49.8 (19.9) 48 45.2 (14.6) 41 Sex, female N (%) 2 (33) 4 (66) 2 (33) 5 (83) Weight, Kg 104.6 (19.5) 103.5 93.8 (11.7) 89.1 88.7 (18) 89.8 92.2 (13.3) 90.2 BMI, kg/m2 Mean (SD) 33.2 (3.6) 32 33 (3.2) 33.6 32.1 (3.4) 31.7 31.7 (2.3) 32.2 BMI, kg/m2 =>30, N (%) 5 (83) 5 (83) 5 (83) 5 (83) Heart rate, bpm 71.2 (9.6) 71.5 73.3 (5.2) 75.5 68 (9.3) 67 74.5 (15.5) 74 Glucose, mg/dL 93.3 (3.6) 95 92.7 (10) 93.5 95 (6.4) 96.5 92.2 (3.4) 92.5 • Predominantly female participants, average age 41-49 years • Baseline characteristics consistent across groups, including BMI (31-33 kg/m2) GSBR-1290 Phase 1b MAD study: Baseline characteristics

-0.5% -1.6% -5.2% -5.4% -6.0% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% Placebo 30 mg 60 mg 90 mg % Weight change from baseline to Day 28 GSBR-1290 Phase 1b MAD study: Efficacy-Clinical activity Positive signs of clinical activity at Day 28 with once-a-day dosing of GSBR-1290 • Changes in body weight (BW) observed at early time points (first week) • Statistically significant reductions in BW (up to 4.9% placebo-adjusted) with QD dosing Placebo GSBR-1290 30 mg GSBR-1290 60 mg GSBR-1290 90 mg % Change in BW placebo-adjusted - -1.1% -4.6% -4.9% 90% CI - -3.8 to 1.7 -6.6 to -2.7 -7.8 to -1.9 P-value vs placebo* - 0.494 0.002 0.013 * Exploratory end point. t test -6 -5 -4 -3 -2 -1 0 0 5 10 15 20 25 30 Weight change from baseline (kg) Study Days Placebo GSBR-1290 30 mg GSBR-1290 60 mg GSBR-1290 90 mg P=0.013 P=0.006 P=0.429 Mean weight change from baseline (kg) Mean weight change from baseline (%) GSBR-1290

GSBR-1290 Phase 1b MAD study: Efficacy-Clinical activity Changes in mean fasting plasma glucose placebo-adjusted GSBR-1290 30 mg GSBR-1290 60 mg GSBR-1290 90 mg FPG, mg/dL Consistent decrease in fasting plasma glucose (FPG) at ascending doses of GSBR-1290 -8 -7.8 -7.6 -7.4 -7.2 -7 -6.8 -6.6 -6.4 Mean change from Baseline to Day 28

GSBR-1290 Phase 1b MAD study: Efficacy-Clinical activity Changes in heart rate placebo-adjusted • Higher pulse rate observed with GSBR-1290 as expected for the class • Increases consistent with other GLP-1RAs 1,2 • No dose-dependency observed 1,2 Granhall C, Donsmark M, Blicher TM, et al. Clin Pharmacokinet. 2019;58(6):781-791. Pratt E, Ma X, Liu R, et al. Diabetes Obes Metab. 2023;25:2634–2641. Beats per minute (BPM) 0 5 10 15 20 25 Mean change from Baseline to Day 28 GSBR-1290 30 mg GSBR-1290 60 mg GSBR-1290 90 mg

GSBR-1290 Phase 1b MAD study: Safety and Tolerability Summary of Treatment Emergent Adverse Events (TEAEs) Event, N (%) GSBR-1290 30 mg (N=6) GSBR-1290 60 mg (N=6) GSBR-1290 90 mg (N=6) Placebo pooled (N=6) Any TEAE 5 (83) 6 (100) 6 (100) 4 (66) Any TEAE by maximum severity Mild 4 (66) 4 (66) 3 (50) 4 (66) Moderate 1 (16) 2 (33) 3 (50) 0 Severe 0 0 0 0 Any Serious Adverse Events 0 0 0 0 • No severe or serious adverse events • Majority of all reported adverse events (50-66%) were mild

GSBR-1290 Phase 1b MAD study: Safety and Tolerability Most common TEAEs were GI-related as expected for GLP1-RAs Event, N (%) GSBR-1290 30 mg (N=6) GSBR-1290 60 mg (N=6) GSBR-1290 90 mg (N=6) Placebo pooled (N=6) Nausea 1 (16.7) 5 (83.3) 5 (83.3) 0 Vomiting 0 3 (50) 3 (50) 0 Diarrhea 1 (16.7) 3 (50) 3 (50) 0 Abdominal pain 1 (16.7) 0 4 (66.7) 0 Constipation 1 (16.7) 0 2 (33.3) 0 Headache 3 (50) 5 (83) 4 (66.7) 1 (16.7) Mean Change from Baseline to Day 28 ALT, (U/L) Mean (SD) -3.3 (6.5) -5 (8.8) -2.8 (3.5) -1.8 (7) AST, (U/L) Mean (SD) -3.8 (4.1) -2.5 (2.9) -0.6 (4.6) -0.7 (5.7) Symptomatic hypoglycemia 0 0 0 0 • No discontinuations related to GI adverse events • No severe or serious adverse events • Dose-related on target GI effects

GSBR-1290 Phase 1b MAD study: Safety and Tolerability Temporal course and severity of nausea 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Week 1 Week 2 Week 3 Week 4 GSBR1290 90 mg mild GSBR-1290 90 mg moderate Placebo 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Week 1 Week 2 Week 3 Week 4 GSBR1290 60 mg mild GSBR-1290 60 mg moderate Placebo 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Week 1 Week 2 Week 3 Week 4 GSBR1290 30 mg mild GSBR-1290 30 mg moderate Placebo 10 mg 30mg 5 mg 15 mg 30mg 60 mg 10 mg 30mg 60mg 90 mg • Lower incidence of nausea in the lowest target dose group (30 mg) • Majority of events mild in severity • Highest incidence observed in the first week for the 60 mg and 90 mg target dose groups GSBR-1290 30 mg Target Dose GSBR-1290 60 mg Target Dose GSBR-1290 90 mg Target Dose

GSBR-1290 Phase 1b MAD study: Safety and Tolerability Temporal course and severity of vomiting 0% 10% 20% 30% 40% 50% 60% Week 1 Week 2 Week 3 Week 4 GSBR1290 60 mg mild GSBR-1290 60 mg moderate Placebo 0% 10% 20% 30% 40% 50% 60% Week 1 Week 2 Week 3 Week 4 GSBR1290 90 mg mild GSBR-1290 90 mg moderate Placebo 5 mg 15 mg 30mg 60 mg 10 mg 30mg 60mg 90 mg • 30 mg cohort: No vomiting events • 60 mg cohort: All events accumulated in the first week • 90 mg cohort: Higher incidence of vomiting coinciding with 90 mg up-titration GSBR-1290 60 mg Target Dose GSBR-1290 90 mg Target Dose

GSBR-1290: Promising oral small molecule GLP-1R agonist Promising safety and tolerability profile Once-a-day dosing Encouraging weight reduction at 4 weeks GSBR-1290 exhibited encouraging safety and tolerability profile with no adverse event-related discontinuations at all doses at 4wk GSBR-1290 early data of clinical efficacy were observed on a regimen of once daily dosing, taken with food GSBR-1290 demonstrated statistically significant reductions in weight at 60 and 90mg (up to 4.9% placebo-adjusted)

GSBR-1290 Program Update and Next Steps (Mark Bach, M.D., Ph.D., Chief Medical Officer)

GSBR-1290 Phase 2a study in T2DM and overweight/obese over 12 weeks Cohort 5A (n=18) PBO PBO PBO PBO PBO PBO Follow up Cohort 5B (n=10) 5 mg 10 mg 20 mg 30 mg 45 mg 45 mg X 7 weeks Follow up Cohort 5C (n=26) 5 mg 15 mg 30 mg 60 mg 90 mg 90 mg X 7 weeks Follow up 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 weeks N=54 Primary endpoint: Safety and tolerability Secondary endpoints**: Demonstrate decrease in HbA1c Demonstrate decrease in weight Demonstrate dose response in decrease in HbA1c and weight Primary endpoint: Safety and tolerability (N=~64) Secondary endpoint**: Demonstrate decrease in weight (N=~40) N=40 + 24 replacement participants Cohort 4 5 mg 15 mg 30 mg 60 mg 90 mg 90 mg 120 mg Follow up 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 weeks PBO PBO PBO PBO PBO PBO PBO Follow up (n=24) (n=16) Enrollment completed Top-line 12-week study results anticipated in latter half Q4 2023 Enrolling 24 new participants Top-line 12-week study results anticipated in 1H 2024 Type 2 Diabetes Healthy Overweight/Obese

GSBR-1290: Program progress and upcoming milestones 2023 2024 Phase 1b/MAD data (4 wk) • N=24, healthy overweight/obese participants, up to 90 mg • No adverse event-related discontinuations up to 90 mg • Statistically significant reductions in weight at 60 and 90 mg (up to 4.9% placebo-adjusted) Phase 2a T2D data (12 wk) • N=54, T2D participants, up to 90 mg • Results anticipated in latter half of Q4 2023 Japan PK/ethno-bridging study (4 wk) • N=18 healthy adult Japanese and non-Japanese participants, up to 60 mg • Results anticipated in latter half of Q4 2023 Phase 2a Obesity data (12 wk) • N=40 participants, up to 120 mg • Enrolling 24 replacement participants • Completion anticipated in 1H 2024 Capsule to tablet PK/Formulation study (12 wk) • Approximately 45 participants, up to 120 mg • Initiation planned in Q4 2023 • Completion anticipated in Q2 2024 Phase 2b T2D clinical trial (~26 wk) • Approximately 500 participants in US, Europe and Japan • Initiation planned in 2H 2024 Phase 2b Obesity clinical trial (~36 wk) • Approximately 275 participants in US and Europe • Initiation planned in 2H 2024

Closing (Raymond Stevens, Ph.D., CEO)

Next steps: Continue to execute on oral incretin franchise strategy

	2023	2024
GSBR-1290 (Oral GLP-1R)	✓ Phase 1b/MAD data (4 wk) ❑ Phase 2a T2D data (12 wk) ❑ JP PK/ethno-bridging study (4 wk)	❑ Phase 2a Obesity data (12 wk) ❑ Capsule to tablet PK/bridging study (12 wk) ❑ Initiate Phase 2b T2D study (~26 wk) ❑ Initiate Phase 2b Obesity study (~36 wk)
GLP-1R+ Combo (GLP-1R/GIPR)	✓ Small molecule dual GLP-1/GIPR hits identified and lead optimization underway	❑ Small molecule dual agonist GLP-1/GIPR Development Candidate
GLP-1R+ Combo (GLP-1R/Amylin)	✓ Small molecule Amylin hits identified and lead optimization underway	❑ Small molecule Amylin receptor agonist Development Candidate

Our Small Molecules Incretin Franchise

STRUCTURE THERAPEUTICS

Life Cycle Management


GLP-1-GLP-1R
GIP-GIPR
GCG-GCGR
Amylin-AMYR

GLP-1R
GSBR-1290
Phase 2a

GLP-1R/GIPR
GLP-1R/Amylin
Lead Optimization

GLP-1R/GCGR
GLP-1R/GIPR/GCGR
Hit Identification

STRUCTURE THERAPEUTICS

Thank you! CONTACT US FOR ADDITIONAL INFORMATION: Email: ir@structuretx.com http://www.structuretx.com